NUVEEN SMALL CAP VALUE FUND

SUPPLEMENT DATED AUGUST 17, 2020

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2020

Effective October 1, 2020, Andrew O. Rem will no longer serve as a portfolio manager of Nuveen Small Cap Value Fund. Karen L. Bowie and David F. Johnson will continue to serve as portfolio managers of the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCVS-0820P